SUMMARY PROSPECTUS	MAY 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at fenimoreasset.com/fam-funds-reports/. You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending an email request to info@fenimoreasset.com. The Fund’s full prospectus and Statement of Additional Information, dated May 1, 2026 are incorporated by reference into this summary prospectus.

Investment Objective

FAM Value Fund’s investment objective is to maximize long-term return on capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expense	0.01%
Total Fund Operating Expenses1 2	1.13%
Fee Waiver/Expense Reimbursement[2]	(0.13)%
Net Fund Operating Expenses[2]	1.00%

[1]	The “Total Fund Operating Expenses” shown may not correlate to the Fund’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Prospectus, which does not include “Acquired Fund Fees and Expenses.”
[2]	The Advisor has contractually agreed, until May 1, 2027 to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Institutional Shares at 0.99%. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for Institutional Shares to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This Expense Limitation Agreement may only be amended or terminated by the Fund’s Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also includes the contractual arrangement permitting the Advisor to recover amounts waived or reimbursed by the Advisor during prior years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
1-Year	3-Year	5-Year	10-Year
$102	$346	$610	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund, employs a “value approach” in making its common stock selections. This approach is based on Fenimore’s belief that at any given point in time the stock price of a company may sell below the company’s “true business worth”. Factors considered in evaluating the true business worth include the company’s current earnings and Fenimore’s opinion as to its future earnings potential. After identifying a company whose securities are determined to have a favorable price-to-earnings relationship, Fenimore plans to invest in such securities until the “true business worth” nears the market price of the company’s securities.

Generally, the Fund will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. The Fund may also invest in the securities of both domestic and foreign issuers and it may invest in shares of other investment companies, including exchange-traded funds (“ETFs”).

Principal Risks

●	Stock Market Risk – the value of stocks fluctuates in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments.

●	Stock Selection Risk – the value stocks chosen for the Fund are subject to the risk that the market may never realize their intrinsic value or their prices may go down.

●	Small-Cap Risk – small capitalization companies may not have the size, resources or other assets of large capitalization companies.

●	Market Risk – the value of your investment will go up and down, which means that you could lose money. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated.

●	Foreign Investment Risk – the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be represented by American Depositary Receipts that are traded in the United States. Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

●	Investment in Other Investment Companies Risk – the Fund may invest in shares of other investment companies, including ETFs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Annual Total Return

The performance results shown below for the periods prior to January 3, 2017, the date of commencement of operations of the Institutional Shares for the Fund, are for a class of shares of the Fund that are not offered in this Prospectus, Investor Shares, which are subject to higher fees as a result of differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns for Institutional Shares. The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart and table show the Investor Shares performance for periods prior to January 3, 2017 and Institutional Shares performance thereafter. The table shows the average annual returns (before and after taxes) for the 1-year, 5-year and 10-year periods ended December 31, 2025 and compared to those of the S&P 500® Index, the Fund’s primary benchmark index as well as those of the Russell Midcap® Index, which is an additional benchmark index that the Fund uses for comparative performance purposes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at the Fund’s website fenimoreasset.com.

FAM VALUE FUND Institutional Shares

Best Quarter (2Q’20): 15.82% Worst Quarter (1Q’20): -23.69%

AVERAGE TOTAL ANNUAL RETURN (for the periods ended December 31, 2025)	Institutional Shares
	1 YEAR	5 YEARS	10 YEARS
Return before taxes	5.11%	8.92%	10.56%
Return after taxes on distributions	3.97%	7.69%	9.30%
Return after taxes on distributions and sale of fund shares	3.86%	6.93%	8.44%
S&P 500® Index*	17.88%	14.42%	14.82%
Russell MidCap® Index*	10.60%	8.67%	11.01%

*	In connection with applicable mutual performance disclosure requirements, the Fund has adopted the use of the S&P 500® Index as its primary comparative benchmark performance index and it has adopted the use of the Russell Midcap® Index as an additional comparative benchmark performance index. The Russell Midcap® Index generally reflects the market sectors in which the Fund primarily invests and the S&P 500® Index is a broad-based securities markets index that is generally representative of the overall domestic US equity markets as a whole.

The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt. After-tax returns are shown for the Institutional Class and after-tax returns for other classes will vary.

Investment Advisor

Fenimore Asset Management, Inc.

Portfolio Co-Managers

Andrew P. Wilson, CFA and Marc Roberts, CFA of Fenimore Asset Management, Inc. serve as co-managers of the Fund. Mr. Wilson has co-managed the Fund since 2017 and Mr. Roberts has co-managed the Fund since 2021.

Purchase and Sale of Fund Shares

The minimum initial purchase is $500,000. There is no minimum for subsequent investments. You may redeem shares by mail or fax (877.513.0756). Redemption proceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from these arrangements.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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